Exhibit 10.2

EXECUTION COPY

AMENDMENT NO. 4

TO

CREDIT AGREEMENT

This AMENDMENT NO. 4 to CREDIT AGREEMENT (this “Amendment”), dated as of April 8, 2013, is entered into by and among AAR CORP. (the “Company”), the financial institutions party hereto (the “Lenders”), and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”).  Each capitalized term used herein and not otherwise defined herein shall have the meaning given to it in the below-defined Credit Agreement.

WITNESSETH

WHEREAS, the Company, the Lenders and the Administrative Agent are parties to that certain Credit Agreement dated as of April 12, 2011 (as the same has been or may be amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”); and

WHEREAS, the Company wishes to amend the Credit Agreement in certain respects and the Required Lenders and the Administrative Agent are willing to amend the Credit Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Administrative Agent and the Required Lenders hereby agree as follows:

SECTION 1.           Amendment to Credit Agreement.  Effective as of the date first above written, and subject to the satisfaction of the conditions to effectiveness set forth in Section 2 below, the Credit Agreement shall be and hereby is amended as follows:

(a)                               Section 1.01 of the Credit Agreement is hereby amended to add a new definition of “Specified Debt Securities” as follows:

““Specified Debt Securities” means the January 2012 Debt Securities and any other unsecured Debt of the Borrower permitted under Section 7.01.”

(b)                              Section 7.01(n) of the Credit Agreement is hereby amended to delete the reference to “January 2012 Debt Securities” and replace it with the following:

“Specified Debt Securities”.

SECTION 2.           Condition of Effectiveness.  This Amendment shall become effective and be deemed effective as of the date hereof, subject to the satisfaction of the conditions precedent that the Administrative Agent shall have received each of the following:

(a)                               counterparts of this Amendment executed by the Company and those Lenders that are required to be signatories hereto; and

(b)                              such other documents as the Administrative Agent may reasonably request, all in form and substance reasonably satisfactory to the Administrative Agent.

SECTION 3.           Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a)                               The Credit Agreement, as amended by this Amendment constitutes the legal, valid and binding obligation of the Company and is enforceable against the Company in accordance with its terms, subject to bankruptcy, insolvency and similar laws affecting the enforceability of creditors’ rights generally and to general principles of equity.

(b)                              Upon the effectiveness of this Amendment, the Company hereby (i) represents that no Event of Default or Unmatured Event of Default exists under the terms of the Credit Agreement, (ii) reaffirms all covenants, representations and warranties made in the Credit Agreement, and (iii) agrees that all such covenants, representations and warranties shall be deemed to have been remade as of the effective date of this Amendment.  The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power, or remedy of the Lenders or the Administrative Agent under the Credit Agreement or any related document, instrument or agreement.  The Administrative Agent and the Lenders expressly reserve all of their rights and remedies, including the right to institute enforcement actions in consequence of any existing Events of Default or Unmatured Events of Default not waived hereunder or otherwise at any time without further notice, under the Credit Agreement, all other documents, instruments and agreements executed in connection therewith, and applicable law.

SECTION 4.           Effect on the Credit Agreement.

(a)                               Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended and modified hereby.

(b)                              Except as specifically amended and modified above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect, and are hereby ratified and confirmed.

(c)                               The execution, delivery and effectiveness of this Amendment shall neither, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Lenders or the Administrative Agent, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

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SECTION 5.           Costs and Expenses.  The Company agrees to pay on demand all reasonable costs, fees and out-of-pocket expenses (including attorneys’ fees, costs and expenses charged to the Administrative Agent) incurred by the Administrative Agent and the Lenders in connection with the preparation, arrangement, execution and enforcement of this Amendment.

SECTION 6.           Governing Law.  This Amendment shall be governed by and construed in accordance with the internal laws of the State of Illinois without regard to conflicts of law provisions of the State of Illinois.

SECTION 7.           Headings.  Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

SECTION 8.           Counterparts.  This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument.  A facsimile copy of a signature hereto shall have the same effect as the original thereof.

SECTION 9.           No Strict Construction. The parties hereto have participated jointly in the negotiation and drafting of this Amendment.  In the event an ambiguity or question of intent or interpretation arises, this Amendment shall be construed as if drafted jointly by the parties hereto and no presumption or burden of proof shall arise favoring or disfavoring any party by virtue of the authorship of any provisions of this Amendment.

The remainder of this page is intentionally blank.

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

AAR CORP.,
as Borrower

By:	/s/ Michael K. Carr
Name:	Michael K. Carr
Title:	Vice President & Assistant Treasurer

Signature Page to Amendment No. 4 to

AAR Corp. Credit Agreement

BANK OF AMERICA, N.A.,
as Administrative Agent

By:	/s/ Christine Trotter
Name:	Christine Trotter
Title:	Assistant Vice President

Signature Page to Amendment No. 4 to

AAR Corp. Credit Agreement

BANK OF AMERICA, N.A.,
as a Lender, a L/C Issuer and Swing Line Lender

By:	/s/ Michael Bergner
Name:	Michael Bergner
Title:	Vice President

Signature Page to Amendment No. 4 to

AAR Corp. Credit Agreement

WELLS FARGO BANK, N.A.,
as a Lender and a L/C Issuer

By:	/s/ Steven Nickas
Name:	Steven Nickas
Title:	Vice President

Signature Page to Amendment No. 4 to

AAR Corp. Credit Agreement

RBS CITIZENS, N.A.,
as a Lender

By:	/s/ R. Michael Newton
Name:	R. Michael Newton
Title:	Senior Vice President

Signature Page to Amendment No. 4 to

AAR Corp. Credit Agreement

U.S. BANK NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Kathleen D. Schurr
Name:	Kathleen D. Schurr
Title:	Vice President

Signature Page to Amendment No. 4 to

AAR Corp. Credit Agreement

PNC BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Patrick D. Flaherty
Name:	Patrick D. Flaherty
Title:	Vice President

Signature Page to Amendment No. 4 to

AAR Corp. Credit Agreement

THE PRIVATEBANK AND TRUST
COMPANY,
as a Lender

By:	/s/ Chris O’Hara
Name:	Chris O’Hara
Title:	Managing Director

Signature Page to Amendment No. 4 to

AAR Corp. Credit Agreement

MORGAN STANLEY BANK, N.A.,
as a Lender

By:	/s/ Dominic Zangari
Name:	Dominic Zangari
Title:	Authorized Signatory

Signature Page to Amendment No. 4 to

AAR Corp. Credit Agreement

ASSOCIATED BANK, NATIONAL ASSOCIATION,
as a Lender

By:	/s/ Jennifer Teubl
Name:	Jennifer Teubl
Title	Vice President

Signature Page to Amendment No. 4 to

AAR Corp. Credit Agreement